Exhibit 99.2
Uranium Resources, Inc.
Review of Non-Reserve Mineralized Material
of
New Mexico Uranium Deposits
March 2007
Prepared By:
BEHRE DOLBEAR & COMPANY (USA), INC.
999 Eighteenth Street, Suite 1500
Denver, Colorado 80202
(303) 620-0020

Behre Dolbear
BEHRE DOLBEAR & COMPANY (USA), INC.
founded 1911 MINERALS INDUSTRY CONSULTANTS
March 15, 2007
Mr. Rick Van Horn
Uranium Resources, Inc.
711 North Carancahua Street, Suite 600
Corpus Christi, Texas 78745

Re:	Behre Dolbear Project 07-019 — “Non-Reserve Mineralized Material of New Mexico Uranium Deposits”
Dear Mr. Van Horn:
Behre Dolbear & Company (USA), Inc. is pleased to submit the enclosed report titled “Non-Reserve Mineralized Material of New Mexico Uranium Deposits,” based on proposal (P07-014) to Uranium Resources, Inc.
Behre Dolbear’s conclusion is that a resource of 91.7 million pounds of U3O8 classified as Non-Reserve Mineralized Material may be assigned to the New Mexico properties.
Questions regarding the report may be addressed to:
Behre Dolbear & Company (USA), Inc.
999 Eighteenth Street, Suite 1500
Denver, Colorado 80202 USA
Telephone:            303-620-0020
Behre Dolbear is pleased to have participated in this interesting project. Thank you for the opportunity to work again for Uranium Resources.
Sincerely,
BEHRE DOLBEAR & COMPANY (USA), INC.
100 Park Avenue, Suite 1600 New York, New York 10017    212-684-4150 fax 212-684-4438
beijing denver guadalajara hong kong london newyork santiago sydney toronto vancouver
www.dolbear.com

Review of Resources of New Mexico Uranium Deposits
March 2007

Table Of Contents

1.0 FINDINGS	4
2.0 PERSONNEL AND DISCLAIMERS	6
2.1 PERSONNEL	6
2.2 DISCLAIMER	6
2.3 ELECTRONIC DISCLAIMER	6
3.0 NON-RESERVE MINERALIZED MATERIAL	7
3.1 MANGOS	7
3.2 CHURCH ROCK	10
3.3 NOSE ROCK	10
3.4 WEST LARGO	12
3.5 ROCA HONDA	14
3.6 CROWNPOINT	16
4.0 DATE AND SIGNATURE	19

APPENDIX 1.0 RESUMES	Al-1
APPENDIX 2.0 NOMENCLATURE	A2-1
BEHRE DOLBEAR

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Review of Resources of New Mexico Uranium Deposits March 2007

List Of Tables

Table 1.1 Summary of Non-Reserve Mineralized Material	4
Table 3.1 URI Mancos Non-Reserve Mineralized Material Douglas International	7
Table 3.2 URI Church Rock Non-Reserve Mineralized Material Douglas International	10
Table 3.3 URI Nose Rock Non-Reserve Mineralized Material Robert Nakaoka	11
Table 3.4 URI Nose Rock Non-Reserve Mineralized Material[1] Dean Clark, April 17, 1979	11
Table 3.5 URI West Largo Non-Reserve Mineralized Material Douglas International 1996 and Robert Nakaoka	14
Table 3.6 URI Roca Honda Non-Reserve Mineralized Material Douglas International and Robert Nakaoka	16
Table 3.7 URI CrownPoint Non-Reserve Mineralized Material Richard F. Douglas	17
BEHRE DOLBEAR

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Review of Resources of New Mexico Uranium Deposits March 2007

List Of Figures

Figure 3.1. Mancos and Church Rock Land and Deposits	8
Figure 3.2. Nose Rock Land and Deposits	9
Figure 3.3. West Largo Land and Deposits	13
Figure 3.4. Roca Honda Land and Deposits	15
Figure 3.5. Crownpoint Land and Deposits	18
BEHRE DOLBEAR

iii

Review of Resources of New Mexico Uranium Deposits March 2007

1.0 FINDINGS
Behre Dolbear & Company (USA), Inc. (Behre Dolbear) was asked to undertake a review of Non-Reserve Mineralized Material on six properties in the Grants Mineral Belt in northwestern New Mexico held by Uranium Resources, Inc. (URI) and its subsidiaries. The purpose of the review was to validate the company’s estimates of its New Mexico Non-Reserve Mineralized Material. Data was reviewed in the URI Crownpoint, New Mexico office. The URI properties, from west to east consist of Mancos, Church Rock, Crownpoint, Nose Rock, West Largo, and Roca Honda.
Behre Dolbear’s review affirms that estimates totaling 91,700,000 pounds U3O8 in-place on the URI New Mexico properties are valid and reasonable, conforming to the United States Securities Exchange Commission’s (SEC) Guideline of Non-Reserve Mineralized Material (Table 1.1).
Table 1.1
Summary of Non-Reserve Mineralized Material
Millions of Pounds U3O8

Property	Non-Reserve Mineralized Material
Mancos	4.2
Church Rock	18.6
Nose Rock	21.7
West Largo	17.2
Roca Honda	14.7
Crownpoint	15.3

Total	91.7

Documentation of Behre Dolbear’s tabulation is presented in Section 3.0 Non-Reserve Mineralized Material.
The properties are fee-owned minerals purchased from Santa Fe Pacific Gold Corporation in 1997, unpatented lode mining claims, and a mineral lease. Behre Dolbear was not asked to and did not validate the title to the properties. A copy of the conveyance relating to the sale of Santa Fe Pacific Gold Corporation mineral rights (ex coal) dated March 21, 1997 is on file with Behre Dolbear and with Bernalillo County, New Mexico (Book 11, Page 677, March 25, 1997). The document is stated by URI to also be on file in other counties, as appropriate. Behre Dolbear has copies of records of current claim payments for all claims reported. All properties are held by wholly-owned subsidiaries of URI.
Behre Dolbear recognizes that the quantities of mineralized material were estimated using different parameters for cutoff grades and minimum mining intervals (cutoff) not always documented by the URI sources. The major elements used to derive cutoffs are costs, price, and mining technique. Each change in one of the above elements requires a recalculation of the cutoff and it must then be applied to each mining interval, well beyond the scope of this study, and the studies quoted. Both cost and price have escalated since the original estimates, perhaps not at similar rates. In general, cutoffs used for the historical estimates appear to be low, but the effect of that may be balanced by the probability that price has risen slightly faster than costs. The result is that the quantities of mineralized material quoted here are deemed by Behre Dolbear to be reasonable.
BEHRE DOLBEAR

Review of Resources of New Mexico Uranium Deposits March 2007

Ore produced by conventional (underground) mines currently has no market due to a lack of active mills to accept ore in the western United States. The earliest expected availability of space in a conventional mill is late 2007 in the IUC/Denison White Mesa mill at Blanding, Utah.
Elements in the Navajo Tribe have stated opposition to uranium mining on tribal lands. The status of the surface ownership or control by the Navajo Nation varies by property from none in the Roca Honda area to complete in the Nose Rock area.
Behre Dolbear concludes that the quantity of Non-Reserve Mineralized Material estimated by URI is substantial and was estimated using valid parameters and techniques standard in the industry. Mineralized materials were classified by Behre Dolbear using terminology compliant to United States SEC Industry Guide 7. Classification as Non-Reserve Mineralized Material means that ore grade, thickness, and geologic understanding is sufficient for classification as a reserve, but the deposit may not currently pass the economic and legal test.
Behre Dolbear can, as an expert witness, state to the Engineering Section of the United States Securities Exchange Commission:
1.	major, reputable, mining companies proved up the presence of uranium mineralization on the properties in the 1970s and 1980s,

2.	development work, including drilling and shaft sinking, to mine the uranium was undertaken but was halted by poor market conditions,

3.	the estimates of reserves and non-reserve mineralized material reviewed by URI were prepared by highly qualified uranium specialists, and

4.	Behre Dolbear confirms that the methodology used by these experts to develop their estimates was appropriate and in accord with industry standards.
Based on the above, we confirm that the information we reviewed provides URI with a sufficient level of confidence that mineralization meeting the SEC definition of “Mineralized Material” is present and merits additional studies to assess the economic feasibility of development.
BEHRE DOLBEAR

Review of Resources of New Mexico Uranium Deposits March 2007

2.0 PERSONNEL AND DISCLAIMERS
2.1 PERSONNEL
Mr. Robert D. Maxwell, Senior Associate and project manager for this report is a geologist with over 30 years of professional experience in exploration, development, and mining. He has been involved in several evaluations related to major uranium property acquisitions. His examination consisted of a review of reports, maps, other data, and field conditions.
Mr. Bernard J. Guarnera, President, Chief Executive Officer, and Chief Operating Officer of Behre Dolbear & Company, Inc., acted as Project Advisor and provided quality control.
Mr. Maxwell is a Qualified Person under the definitions of Canada’s National Instrument 43-101. Resumes of Messrs. Maxwell and Guarnera are included as Appendix 1.0.
Behre Dolbear received a fee based on the time expended on the project from URI. The fee was partially paid in advance and was not contingent upon the results of the property examination. Neither Mr. Guarnera nor Mr. Maxwell or any other Behre Dolbear professionals hold any shares, a pecuniary, or any other interest in URI or its properties.
2.2 DISCLAIMER
Behre Dolbear has conducted a review of URI’s uranium deposits in New Mexico. A site visit was made to the project sites by a Behre Dolbear professional involved in this review. Behre Dolbear reviewed technical data, reports, and studies produced by sources relied upon by URI as well as information provided by URI. Our review was conducted on a reasonableness basis and Behre Dolbear has noted herein where such provided information engendered questions. Except for the instances in which we have noted questions, Behre Dolbear has relied upon the information provided as being accurate and suitable for use in this report.
Behre Dolbear assumes no liability for the accuracy of the information provided by URI to Behre Dolbear. We retain the right to change or modify our conclusions if new or undisclosed information is provided which might change our opinion.
Behre Dolbear does not accept any liability other than its statutory liability to any individual, organization, or company and takes no responsibility for any loss or damage arising from the use of this report, or information, data, or assumptions contained therein. With respect to the Behre Dolbear report and use thereof by URI, each entity agrees to indemnify and hold harmless Behre Dolbear, its shareholders, directors, officers, and associates from any and all losses, claims, damages, liabilities, or actions to which they or any of them may become subject under any securities act, statute, or common law and will reimburse them on a current basis for any legal or other expenses incurred by them in connection with investigating any claims or defending any actions.
Behre Dolbear did not review documents relevant to royalty or encumbrances. Environmental liabilities that might be present at the properties described in this report were not reviewed by Behre Dolbear.
2.3 ELECTRONIC DISCLAIMER
Electronic mail copies of this report are not official unless authenticated and signed by Behre Dolbear and are not to be modified in any manner without Behre Dolbear’s express written consent.
BEHRE DOLBEAR

Review of Resources of New Mexico Uranium Deposits March 2007

3.0 NON-RESERVE MINERALIZED MATERIAL
3.1 MANCOS
The area of the Mancos property is approximately 1,914 acres (3 square miles) in McKinley County, New Mexico. It consists of fee minerals held by URI on Section 7 T16N R16W and Section 13 T16N R17W, as well as 20 unpatented lode mining claims in Section 12 T16N R17W, all NMPM (Figure 3.1). The property was drilled by UNC Teton Exploration Drilling, Inc.
Behre Dolbear reviewed and relied on the following reports:
1.	Geologic Report, Section 7, T16N R16W and Section 12 T16N R17W, McKinley County, New Mexico by D.W. Combs and R. J. Peterson, Teton Exploration and Drilling, Inc., May 1980.

2.	Geologic Report, Section 13, T16N R17W McKinley County, New Mexico by D.W. Combs, Teton Exploration and Drilling, Inc., May 1980.

3.	Analyses of In-Place Uranium Reserves Texas and New Mexico for Uranium Resources Inc. by Richard F. Douglas and B. L. Berman, Douglas International, October 2, 1996.
Teton’s estimates were not well described regarding classification and were not reported in a format to enable comparison with the Douglas International estimate. An untitled and undated Teton report confirmed that the portions of the deposits cored were in equilibrium. The Douglas International estimate acknowledged a condition of equilibrium exists and did not apply a disequilibrium factor.
Non-reserve mineralized material estimates for Mancos are shown in Table 3.1.
Table 3.1
URI Mancos Non-Reserve Mineralized Material
Douglas International
October 2, 1996

	Millions of Pounds of U3O8 In-PIace
	Proven and Probable
Sections	In-Place Reserve[1]	Total

7T16NR16W
12T16NR17W
13T16NR17W	4.2	4.2

[1]	Described by Douglas International (500 feet to 800 feet deep). Behre Dolbear’s designation is “Non-Reserve Mineralized Material.”
BEHRE DOLBEAR

Review of Resources of New Mexico Uranium Deposits March 2007

36
31
32
33
34
35
36
T 17 N
T 16 N
R 17 W
R 16 W
T 16 N
2
6
5
4
3
2
1
MANCOS
11
12
7
8
9
10
11
12
CHURCH ROCK
STATE HIGHWAY 566
One Mile
14
13
18
16
15
14
13
23
24
19
20
21
22
24
26
25
30
29
28
27
Figure 3.2
MANCOS
&
CHURCH ROCK
Land & Deposits
URI

Figure 3.1. Mancos and Church Rock Land and Deposits

BEHRE DOLBEAR

Review of Resources of New Mexico Uranium Deposits
March 2007

NOSE ROCK
Shafts
One Mile
Proposed Phillips Millsites
Figure 3.1
NOSE ROCK
Land & Deposits
URI

Figure 3.2. Nose Rock Land and Deposits

BEHRE DOLBEAR

Review of Resources of New Mexico Uranium Deposits
March 2007
3.2 CHURCH ROCK
The area of the Church Rock property is approximately 1,800 acres (about 3 square miles) in McKinley County, New Mexico. It consists of 26 unpatented lode mining claims in Section 8 T16N R16W NMPM and fee minerals in Sections 9 and 17 T16N R16W NWPM (Figure 3.1) owned by URI
Behre Dolbear reviewed and relied on the following reports:
4.	Analyses of In-Place Uranium Reserves Texas and New Mexico for Uranium Resources Inc. by Richard F. Douglas and B. L. Berman, Douglas International, October 2, 1996.

5.	Review and Update on Uranium Resources, Inc. Properties in Texas and New Mexico by Richard F. Douglas and B. L. Berman, Douglas International, March 29, 2006.

6.	Estimated In-Place Uranium Reserves and Resources on Three Santa Fe Gold Corporation Uranium Properties, New Mexico for Uranium Resources, Inc. by Richard F. Douglas and B. L. Berman, Douglas International, December 1996.
Non-reserve mineralized material estimates for Church Rock are shown in Table 3.2.
Table 3.2
URI Church Rock Non-Reserve Mineralized Material
Douglas International
October 2, 1996, March 29, 2006, And December 1996

	Millions of Pounds of U3O8 In-Place
	Proven	Probable	Non-Reserve
Sections	Reserves[1]	Reserves[2]	Mineralized Material	Total

8 T16N R16W			6.5	6.5
9 T16N R16W	1.4 [3]	2.3 [3]		3.7
17 T16N R16W			8.4	8.4

Total	1.4	2.3	15	18.6

[1]	Behre Dolbear’s designation is “Non-Reserve Mineralized Material.”

[2]	Behre Dolbear’s designation is “Non-Reserve Mineralized Material.”

[3]	At a cutoff of 4 feet of 0.075% that might possibly be suitable for in-situ recovery extraction techniques. This result is likely to be reduced when using a cutoff appropriate for underground mining
The Church Rock material is restrained from qualifying as reserves because economic and regulatory qualifications for viability have not been established. Therefore, the material is identified as “Non-Reserve Mineralized Material.”
3.3 NOSE ROCK
The surface area of URI Nose Rock properties is 10 square miles, 5 of which contain resources reported by Behre Dolbear. URI historic resources consist of deposits in Sections 10, 15, 19, 30, and 31, Township 19 North, Range 11 West NMPM (Figure 3.2). These sections, as well as others in the area not held by URI, were drilled extensively by Phillips Petroleum. Nose Rock Shafts No. 1 and No. 2, located in Section 31 were completed through the deposit with the stations and pump stations fully developed. A Section 36 shaft was sunk to about 1,500 feet, about 1,800 feet shy of the deposit. No underground long-hole drilling was performed.
BEHRE DOLBEAR

Review of Resources of New Mexico Uranium Deposits
March 2007
Historical resources were derived by Behre Dolbear from two sources, a 1979 report by Dean Clark of Phillips Petroleum and a 1990 report by Robert Nakaoka, consultant to Santa Fe Minerals Corporation. Estimates by the two are shown in Tables 3.3 and 3.4.
Table 3.3
URI Nose Rock Non-Reserve Mineralized Material
Robert Nakaoka
December 26, 1990

	Ore Reserves[1]
	U3O8 In-Place
Section	Millions of Tons	Grade in % U3O8	Millions of Pounds of U3O8

10 T19N R11W	0.39	0.17	1.4
15 T19N R11W	1.1	0.19	4.2
19 T19N R11W	0.37	0.18	1.3
30 T19N R11W	2.6	0.12	6.1
31 T19NR11W	2.3	0.15	6.9

Total/Average	6.8	0.15	19.9

[1]	Described as “Ore Reserves” by Nakaoka. Behre Dolbear’s designation is Non-Reserve Mineralized Material
Table 3.4
URI Nose Rock Non-Reserve Mineralized Material1
Dean Clark, April 17,1979
Tons and Pounds U3O8 In-Place In Millions

	Measured			Indicated			Total
Section	Tons	%	Lbs	Tons	%	Lbs	Tons	%	Lbs

10-19-11	—	—	—	0.46	0.16	1.4	0.46	0.16	1.4
15-19-11	—	—	—	1.3	0.15	4.1	1.3	0.15	4.1
30-19-11	—	—	—	2.5	0.14	7.0	2.5	0.14	7.0
31-19-11	2.7	0.14	7.7	0.56	0.18	2.0	3.3	0.15	9.7

Total	2.7	0.14	7.7	4.8	0.15	14.5	7.7	0.14	22

[1]	Described as “Reserves” by Clark. Behre Dolbear’s designation is Non-Reserve Mineralized Material.
It appears that resources classified by Clark as Indicated in Sections 10, 15, and 30 were assigned to the Measured category by Nakaoka. Nakaoka’s estimate was selected for use by Behre Dolbear because of the higher level of classification. Merging the two resource estimates to derive a ‘total’ for the project requires subtracting Section 31 Measured and Sections 10, 15, and 30 Indicated Reserves from the Clark estimate before combining with Nakaoka’s estimates as follows:
BEHRE DOLBEAR

Review of Resources of New Mexico Uranium Deposits
March 2007

Nakaoka Total	19.9
Clark Total	22
Clark 31 Measured	(7.7) Replaced by Nakaoka’s 6.9
Clark 10. 15, and 30 Indicated	(12.5) Replaced by Nakaoka’s 11.7

Project Total	21.7
Nakaoka defined the term “Measured Reserves” but did not state that his estimate was classified as such. Based on a review of maps, techniques, and tabulation by Nakaoka, Behre Dolbear accepts the Nakaoka volume of resources at the highest level of confidence (Measured) based on drilling density.
The Nose Rock resources are restrained from qualifying as reserves because economic and regulatory qualifications for viability have not been established. Therefore, the resources are identified as “Non-Reserve Mineralized Material.”
3.4 WEST LARGO
The area of the West Largo property is approximately 6 square miles in McKinley County, New Mexico, all in Township 15 North, Range 10 West NMPM. The URI position consists of fee minerals held by URI on Sections 17, 19, 21, and 29, as well as 75 unpatented lode mining claims in Sections 20 and 28 (Figure 3.3). The property was drilled by Gulf Minerals, Kerr McGee, and Santa Fe Pacific Gold.
Behre Dolbear reviewed and relied on the following reports:
1.	Letter Report by Robert Nakaoka, consultant to Santa Fe Mining, Inc. January 25, 1982.

2.	Summary of the Uranium Ore Reserves in Section 20, T.15N., R.10W. McKinley County, New Mexico by Robert Nakaoka, Consultant to Santa Fe Minerals Corporation, September 19, 1991.

3.	Estimated In-Place Uranium Reserves and Resources on Three Santa Fe Gold Corporation Uranium Properties, New Mexico for Uranium Resources, Inc. by Richard F. Douglas and B. L. Berman, Douglas International, December 1996.
BEHRE DOLBEAR

Review of Resources of New Mexico Uranium Deposits
March 2007

WEST
LARGO
One Mile
T 15 N
T 14 N
R 11 W
R 10 W
R 10 W
R 9 W
Figure 3.3
WEST LARGO
Land & Deposits
URI Fee
URI Claims

Figure 3.3. West Largo Land and Deposits

BEHRE DOLBEAR

Review of Resources of New Mexico Uranium Deposits
March 2007
Non-reserve mineralized material estimates for West Largo are shown in Table 3.5.
Table 3.5
URI West Largo Non-Reserve Mineralized Material
Douglas International, December 1996 And Robert Nakaoka
Tons And Pounds U3O8 In-Place In Millions

Section	Tons	%	Lbs.	Tons	%	Lbs.	Tons	%	Lbs.

Robert Nakaoka — January 25, 1982
	Demonstrated Resources[1]						Total
17-15-102	0.53	0.39	4.1	—	—	—	0.53	0.39	4.1
19-15-10	0.37	0.28	2.1	0.051	0.27	0.28	0.42	0.28	2.4
Douglas International - 1996 and 2006
				Probable[2]
20-15-10				0.97	0.31	5.9	0.97	0.31	5.9
21-15-10				0 13	0.25	0.63	0.13	0.25	0.63
28-15-10				0.29	0.20	1.1	0.29	0.20	1.1
29-15-10				0.50	0.32	3.1	0.50	0.32	3.1

Total	0.90	0.34	6.2	1.9		11.0	2.8	0.30	17.2

[1]	Nakaoka terminology was Demonstrated Resources. Behre Dolbear’s designation is Non-Reserve Mineralized Material.

[2]	Douglas terminology was Probable. Behre Dolbear’s designation is Non-Reserve Mineralized Material.
The West Largo resources are restrained from qualifying as reserves because economic and regulatory qualifications for viability have not been established. Therefore, the resources are identified as “Non-Reserve Mineralized Material.”
3.5 ROCA HONDA
The area of the Roca Honda property with deposits described below is approximately 4 square miles in McKinley County, New Mexico, all in Township 13 North, Range 8 West NMPM. The URI position consists of fee minerals held by URI on Sections 13, 15, and 17, as well as 36 unpatented lode mining claims in Section 8 (Figure 3.4). All estimates are based on surface drilling. Although a shaft was sunk to the deposits (Lee Mine, 1,478 feet), no underground long-hole drilling or development was performed.
Behre Dolbear reviewed and relied on the following reports:
1.	Review of Uranium Resources, Inc. Uranium Reserves in Texas and New Mexico as of March, 2004 by Richard F. Douglas and B. L. Berman, March 2004.

2.	Review and Update on Uranium Resources, Inc. Properties in Texas and New Mexico by Richard F. Douglas and B. L. Berman, Douglas International, March 29, 2006.

3.	Unbound notes, Robert Nakaoka, Consultant.

4.	Estimated In-Place Uranium Reserves and Resources on Three Santa Fe Gold Corporation Uranium Properties, New Mexico for Uranium Resources, Inc. by Richard F. Douglas and B. L. Berman, Douglas International, 1996.
BEHRE DOLBEAR

Review of Resources of New Mexico Uranium Deposits
March 2007

Roca Honda Claims
RH55-63,82-90,109-117,13_-144
(Entire Section 8
BOUNDARY
One Mile
T 14 N
T 13 N
R 9 W
R 8 W
35
36
31
32
33
34
35
2
1
6
5
4
3
2
11
12
7
8
9
10
11
12
4
13
18
17
16
15
14
13
23
24
19
20
21
22
23
28
27
26
Figure 3.4
ROCA HONDA
Land & Deposits
URI

Figure 3.4. Roca Honda Land and Deposits

BEHRE DOLBEAR

Review of Resources of New Mexico Uranium Deposits
March 2007
Non-reserve mineralized material estimates for Roca Honda are shown in Table 3.6.
Table 3.6
URI Roca Honda Non-Reserve Mineralized Material
Douglas International And Robert Nakaoka
Tons And Pounds U3O8 In-Place In Millions

Section	Tons	%	Lbs.

Robert Nakaoka — Unbound Notes
	Unclassified Resources[1]
13-13-8	2.4	0.16	7.6
15-13-8	0.56	0.24	2.7
Douglas International — 1996 and 2006
	Probable[2]
17-13-8	0.81	0.27	4.4

Total	3.9	0.19	14.7

[1]	Not classified by Nakaoka. Nakaoka worksheets reviewed indicate a circle/tangent method with a radius of 50 feet was used. This suggests at least an Indicated level of confidence. Nakaoka’s estimate was 10.5 million, corrected by URI to 7.6 because of a Nakaoka arithmetic error. Behre Dolbear’s designation is Non-Reserve Mineralized Material.

[2]	Douglas terminology was Probable. Behre Dolbear’s designation is Non-Reserve Mineralized Material.
The Roca Honda resources are restrained from qualifying as reserves because economic and regulatory qualifications for viability have not been established. Therefore, the resources are identified as “Non-Reserve Mineralized Material.”
3.6 CROWNPOINT
Two areas approximately 4 miles apart are held by URI. The eastern area of the Crownpoint property is approximately 480 acres in Township 17 North, Range 13 West NMPM in McKinley County, New Mexico (Figure 3.5). The URI position consists of four contiguous tracts:
1.	Walker Lease — 40% interest in minerals in the SE quarter (140) acres of Section 24,

2.	Ten “CP” unpatented lode mining claims in the SW quarter of Sections 24,

3.	Two “Consol” unpatented lode mining claims in the SE quarter of Section 25, and

4.	Eight “Hydro” unpatented mining claims in the NE of Section 25.
Two shafts were sunk by the previous operator, Conoco, in the SE quarter of Section 24. No underground long-hole drilling or development was performed.
The western area of the Crownpoint property is approximately 160 acres of unpatented lode mining claims in the NW quarter of Section 9 Township 17 North, Range 13 West NMPM.
Behre Dolbear reviewed and relied on the following reports:
1.	Analyses of In-Place Uranium Reserves Texas and New Mexico for Uranium Resources Inc. by Richard F. Douglas and B. L. Berman, Douglas International, October 2, 1996.

2.	Technical Report of the Section 24 Portion of the Crownpoint Property, McKinley County, New Mexico by consultant Gregory Myers for Quincy Energy, March 2, 2006.
BEHRE DOLBEAR

Review of Resources of New Mexico Uranium Deposits
March 2007
3.	Review and Update on Uranium Resources, Inc. Properties in Texas and New Mexico by Richard F. Douglas and B. L. Berman, Douglas International, March 29, 2004.
Non-reserve mineralized material estimates for Crownpoint are shown in Table 3.7.
Table 3.7
URI Crownpoint Non-Reserve Mineralized Material
Richard F. Douglas March 29, 2004
Pounds U3O8 In-Place In Millions

Section	Non-Reserve Mineralized Material[1]

9-17-13	2.8
24-17-13	12.5	[2]

Total	15.3

[1]	Douglas terminology.

[2]	The Douglas report did not specify which portions of Section 24 were being evaluated. Behre Dolbear assumed that the Douglas estimate includes 100% of the material on the SW quarter of the Section, 40% of the SE quarter of the Section (Walker lease), and 100% of the Consol claims.
The Crownpoint resources are restrained from qualifying as reserves because economic and regulatory qualifications for viability have not been established. Therefore, the resources are identified as “Non-Reserve Mineralized Material.”
BEHRE DOLBEAR

Review of Resources of New Mexico Uranium Deposits
March 2007

0 1000 2000 3000 4000 5000 feet
0 0.5 1.0 miles
SCALE
T17N
Walker Lease
(40% Interest)
"CP" Claims
CP 10 to CP19
Consol Claims
Location of Crownpoint Shafts
"Hydro" Claims
Hydro 1 to Hydro 8
23
19
26
25
30
R13W
R12W
Sewage
LANDING STRIP
Water Tank
Crownpoint
(BM 6971)
Figure 3.5
CROWNPOINT
Land & Deposits
URI Lease
URI Claims

Figure 3.5. Crownpoint Land and Deposits

BEHRE DOLBEAR

Review of Resources of New Mexico Uranium Deposits
March 2007
4.0 DATE AND SIGNATURE

/s/ Robert D. Maxwell	March 15, 2007

Robert D. Maxwell	Date
AIPG #10913
BEHRE DOLBEAR

Review of Resources of New Mexico Uranium Deposits
March 2007
APPENDIX 1.0
RESUMES
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Review of Resources of New Mexico Uranium Deposits
March 2007

ROBERT D. MAXWELL	Mineral Property Evaluation,
SENIOR ASSOCIATE and	Exploration, Feasibility, and
ECONOMIC GEOLOGIST	Resource Estimation
Mr. Maxwell has more than 32 years of experience in mining, exploration, development and evaluation of deposits in North America. He has supervised exploration programs for uranium which resulted in discoveries. He has supervised or participated in geologic investigations as part of due-diligence studies for major property acquisitions.
Mr. Maxwell’s experience commenced in the mid-1960s and covers production, development, and exploration phases of uranium projects in the major uranium districts of western North America. His background with major companies and consulting firms also includes delineation of phosphate deposits as well as investigation of various facets of potash, copper, coal, heavy sands, industrial mineral, and gold projects. He has conducted multi-mineral studies and inventories of the potential for income from mineral resources for major landholders.
Some of the recent projects Mr. Maxwell has been involved with are:
♦	Owner confidential, Green Mountain, Wyoming uranium deposit resource evaluation

♦	Owner confidential, Colorado and Utah uranium deposit evaluation

♦	Owner confidential, Kazakhstan uranium deposition valuation

♦	Owner confidential, Powder River Basin, Wyoming uranium deposit

♦	Owner confidential, Mongolian uranium deposits

♦	Rio Algom Moore Ranch uranium deposit resources, Wyoming

♦	Coal bed methane host mapping, Powder River Basin, Wyoming

♦	Owner confidential, Wyoming uranium deposit

♦	Owner confidential, Red Desert, Wyoming uranium deposit

♦	Rio Algom, four uranium exploration prospects, Wyoming and Texas

♦	Numerous prospect submittal evaluations
CORPORATE EXPERIENCE

1996–2000	Rio Algom Mining Corporation — Senior Exploration Geologist — Evaluated the stature of uranium exploration and acquisition projects in the western USA suitable for in-situ extraction

1995–1996	STB Environmental — Assistant Manager — Operations

1995	G. B. Robbins — Senior Geologist

1994–1995	Consulting Geologist — Work Plans for thermal recovery of mercury from soil

1992–1994	Dames & Moore — Mercury Program Manager, Columbia Natural Gas Pipelines

1982–1992	Mineral Property Evaluation — Project Manager or Investigator for Mineral Studies

1979–1982	Dames & Moore — Economic Geology Group Leader

1978–1979	Consulting Geologist for major companies acquiring uranium properties

1975–1978	Wyoming Mineral Corp. (Westinghouse) — Manager, Special Exploration Projects/Manager, Southern Region Exploration/Regional Geologist
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ROBERT D. MAXWELL	Page 2 of 2

1969–1975	Continental Oil Company — Minerals Division — District Geologist/Staff Mining Geologist/Exploration Geologist

1964–1969	Kerr McGee Corporation — Senior Geologist/Geologist/Junior Mine Geologist/Grade Control Engineer
PROFESSIONAL AFFILIATIONS
♦	American Institute of Professional Geologists, No. 10913

♦	Society for Mining, Metallurgy, and Exploration of the AIME

♦	Wyoming Geological Association

♦	Society of Economic Geologists (former member)

♦	American Society for Testing Materials — Secretary, Task Group E 10.14.02, Uranium Resource Evaluation (~ 1980)

♦	American Mining Congress — Underground Radiation Safety Committee (~ 1971)
EDUCATION
♦	University of Colorado at Denver — MBA — Emphasizing International and Finance - 1991

♦	Texas Western College (UTEP) — B.Sc., Geology — 1964

♦	Management Short Courses:
♦	Project Management — Dames & Moore

♦	Management Functions and Policies — Westinghouse

♦	Management Techniques — Westinghouse

♦	Managerial Grid — Conoco

♦	Contemporary Supervision — Conoco
♦	Technical Short Courses:
♦	Groundwater Exploration

♦	Geochemical Exploration
♦	Numerous Technical Seminars and Symposia
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Review of Resources of New Mexico Uranium Deposits
March 2007

BERNARD J. GUARNERA	Uranium
PRESIDENT, CHIEF EXECUTIVE OFFICER,	Valuations, Ore Reserves,
and CHIEF OPERATING OFFICER	and Mineral Deposit Feasibility
Bernard J. Guamera has more than 40 years of experience with mining and consulting firms in the mineral industry specializing in the valuation of mineral properties and mining companies, ore reserve analyses, and feasibility of mineral deposit development. His expertise includes uranium, base and precious metals, coal and lignite, industrial minerals, and ferrous metals.
Mr. Guarnera has worked for a variety of mineral companies including U.S. Steel (Quebec Cartier Mining Co.), Anaconda American Brass, AMAX Exploration, Texaco, and Boise Cascade Corporation. During employment with these mining companies and also consulting firms, Mr. Guarnera has participated in a worldwide basis in the evaluation and valuation of uranium deposits and companies, verification of ore reserves, and determination of the feasibility of developing uranium projects.
♦	Valuations have been performed on operating and underdeveloped properties, including raw exploration prospects. Valuation methodologies have included market-based methods, asset-based methods, income (cash flow)-based methods, and methods proprietary to Behre Dolbear.
Ore reserve analysis has focused on the validity of the technical and economic factors of the underlying reserve data base, estimation of reserves at mineral properties, and categorization of reserves to meet U.S. Securities and Exchange Commission standards or standards required by international securities supervision agencies or stock exchanges.
♦	Validity of the feasibility of mineral deposits has occurred as actual feasibility studies, as due diligence for financial institutions, or potential acquirers of properties, and for mining companies considering developing properties.
     Validity of the feasibility of mineral deposits has occurred as actual feasibility studies, as due diligence for financial institutions or potential acquirers of properties, and for mining companies considering developing properties. Feasibility analyses have been conducted recently at:
♦	A gold property in Papua New Guinea;

♦	A salt property in Mauritania;

♦	A gem property in Utah;

♦	A platinum property in Finland; and

♦	A lead-zinc property in South Africa.
Uranium properties or companies on which Mr. Guarnera has completed studies include:
♦	Valuation and technical review of Cogema’s properties in Texas for sale to a third party;

♦	Technical Review/Competent Person’s Report of U.S. Energy’s uranium properties in Wyoming and Utah for a potential public offering;

♦	Technical Review of a uranium property in Tanzania;

♦	Competent Person’s Report and valuation for two uranium properties in Kazakhstan;

♦	Due diligence and feasibility review of the Panna Maria operation in Texas;

♦	Reserve determination and feasibility study of the Dalton Pass Property, New Mexico;
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BERNARD J. GUARNERA	Page 2 of 3
♦	Technical Assessment of Atlas Corporation’s properties (>20), Utah; and

♦	Due diligence, reserve confirmation, and economic appraisal of the Irigary Ranch Property, Wyoming.
In addition to those listed above, Mr. Guarnera has overseen or participated in evaluations and/or valuations of more than 20 other properties.
CORPORATE EXPERIENCE

1991 – Present	Behre Dolbear & Company (USA), Inc., President, Chief Executive Officer, and Chief Operating Officer

1981 – 1990	Boise Cascade Corporation, Manager, mineral resources

1976 – 1980	Dames & Moore, Principal-in-Charge, economic geology and mining group

1968 – 1976	Texaco, Inc., Manager, hard mineral exploration projects

1967	Amax Exploration, Inc., Field Geologist/Party Chief

1965 – 1966	Anaconda American Brass, Ltd., Field Geologist/Party Chief

1964	Quebec Cartier Mining Company, Ltd., Geologist/Engineer
PROFESSIONAL AFFILIATIONS
♦	American Institute of Mineral Appraisers

♦	American Institute of Mining Engineers — 35 Year Member

♦	Australasian Institute of Mining and Metallurgy — Fellow

♦	Canadian Institute of Mining and Metallurgy

♦	Geological Society of America — Fellow

♦	International Mining Professionals Society — President

♦	Mining and Metallurgical Society

♦	Mining Club of New York

♦	Northwest Mining Association — Past President and Life Member

♦	Society of Economic Geologists — Fellow
DIRECTORSHIPS
♦	Midland Mining Corporation
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BERNARD J. GUARNERA	Page 3 of 3
COURSES/SEMINARS TAUGHT
♦	The ABC’s of Ore Reserves — Seminar for Financial Community in Denver, London, New York, and Toronto

♦	Valuation of Uranium Deposits — American Society of Farm Managers and Rural Appraisers

♦	Economics of the Minerals Industry — Boise State University Department of Geology and Geophysics

♦	Valuation of Mineral Deposits — Internal Revenue Service Mining Engineers

♦	The Valuation of Mineral Properties — Seminar for Financial Community in London, New York, and Toronto

♦	Due Diligence for Mineral Development — Seminar for Financial Community in Denver, London, New York, and Toronto
PUBLICATIONS
Guarnera, Bernard J. 2000. “Ranking Countries for Mineral Investments.” National Western Mining Conference.
Guarnera, Bernard J. 2000. “Valuation of Mineral Properties.” United States Internal Revenue Service.
Guarnera, Bernard J. 2000. “New Regulatory Issues for Mining Companies Operating Internationally.” Rocky Mountain Mineral Law Foundation.
Guarnera, Bernard J. Approximately 1998. “Technical Flaws in Bankable Documents.” Mining Finance Magazine.
Guarnera, Bernard J. 1996. “Issues and Trends in Privatization in the International Mineral Industry.” International Mining Professional Society.
Guarnera, Bernard J. Approximately 1994. “Rock-in-the-Box.” Mining Engineering Magazine.
REGISTRATIONS/CERTIFICATIONS
♦	Professional Engineer No. 41852, Texas

♦	Professional Geologist No. 510, Idaho

♦	Professional Geologist No. 70, Oregon

♦	Certified Mineral Appraiser

♦	Chartered Professional (Geologist) — Australasian Institute of Mining and Metallurgy

♦	Qualified Professional Member — Mining and Metallurgical Society of America
EDUCATION
♦	Michigan Technological University, B.S., Geological Engineering — 1965

♦	Michigan Technological University, M.S., Economic Geology — 1967
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Review of Resources of New Mexico Uranium Deposits
March 2007
APPENDIX 2.0
NOMENCLATURE
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Review of Resources of New Mexico Uranium Deposits
March 2007
Various terms were used by the authors quoted in this report to describe resources. Their nomenclature was consistent with industry standards of the time. The early terminology was used only to describe levels of confidence of the presence of mineralization in-place. Two sets of nomenclature were used by industry, each with generally synonymous definitions, in decreasing levels of confidence:
Proven = Measured
Probable = Indicated
Possible = Inferred
In some current classification systems, definitions of the Proven through Possible terms assign an additional responsibility by adding qualification that the terms may only be assigned to deposits considered to be viable. The deposit must have determined to be viable in an “economic” sense, and must also be legally mineable by meeting qualifications of ownership and permitting by all governments involved. The result is nomenclature of “Proven Reserves,” “Probable Reserves.” Neither of these definitions fit material reported in this report. As a result, Behre Dolbear assigned the deposits described in this report as “Non-Reserve Mineralized Material.”
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